UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 2, 2003

Commission File Number 0-4281

ALLIANCE GAMING CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation or organization)	88-0104066 (I.R.S. Employer Identification No.)

6601 S. Bermuda Rd. Las Vegas, Nevada (Address of principal executive offices)	89119 (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (702) 270-7600

ITEM 5. Other Events
SIGNATURES
EXHIBIT 99

ITEM 5. Other Events

On July 2, 2003, Alliance Gaming Corporation (the “Company”) issued a press release (Exhibit 99 attached hereto) whereby it announced, definitive agreement for significant divestitures of non-core assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

ALLIANCE GAMING CORPORATION (Registrant)

By	/s/ Robert L. Miodunski

President and Chief Executive Officer (Principal Executive Officer)

By	/s/ Robert L. Saxton

Sr. Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Date: July 2, 2003